TRUST AGREEMENT                   EXHIBIT 10.72

     THIS AGREEMENT, made as of the   12th   day of  September   , 1996,
by and between Miller Building Systems, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), and Thomas J. Martini (the "Trustee").

                    W I T N E S S E T H :
     WHEREAS, Company has incurred and expects to continue to incur certain unfunded retirement income and death benefit liability to or with respect to certain key management employees pursuant to the terms of the Executive Deferred Compensation Plan of Miller Building Systems, Inc., and any such other plan or plans of the Company, as the Company may decide to cover under the Trust, (hereinafter collectively referred to as the "Plan", or individually as a "plan"), the Plan is intended to be a nonqualified deferred compensation plan for highly compensated employees as described under the Employee Retirement Income Security Act of 1974 ("ERISA"); and

     Whereas, Company wishes to establish a trust (the "Trust") and to contribute to the Trust certain funds and assets to be held, administered and distributed pursuant to the terms hereof; and

     WHEREAS, the Company desires to provide additional assurance to some or all such key management employees (the "Participants") and their surviving spouses, dependent children, beneficiaries or estates under the Plan (collectively, the "Beneficiaries") that their unfunded retirement benefits and death benefits under the Plan will in the future be met or substantially met by the application of the procedures set forth herein; and

     WHEREAS, the Company intends the Trust to be an irrevocable grantor trust which is not qualified under Sections 401 (a) and 501 (a) of the Internal Revenue Code, as amended, in order to provide a source of the payments required under the terms of the Plan; and

     WHEREAS, the Company wishes to establish separate accounts (hereinafter the "Accounts") under the Trust with respect to some or all of the Participants in each Plan in order to provide a source of the payments required under the terms of such Plan; and

     WHEREAS, amounts transferred to each separate Account, as determined by the Company from time to time in its sole discretion, and the earnings thereon, shall be used by the Trustee solely in satisfaction of the liabilities of the Company with respect to the Participant in each plan for whom such separate Account has been established and such utilization shall be in accordance with the procedures set forth herein; and

     WHEREAS, any amount transferred by the Company to each separate Account and the earnings thereon shall revert to the Company only upon satisfaction of all liabilities of the Company under the Plan with respect to the Plan Participant in respect of whom such separate Account has been established, except that all such amounts held at any time under this Agreement shall be subject to the claims of creditors of the Company as herein provided;

     NOW, THEREFORE, in consideration of the premises and mutual and independent promises herein, the parties hereto covenant and agree as follows:

                           ARTICLE I
     1.1 The Company hereby establishes with the Trustee a Trust consisting of such sums of money, and other property, including Company stock and insurance policies, acceptable to the Trustee as shall from time to time be paid or delivered to the Trustee by the Company, and the earnings and profits thereon. All such money and property, all investments made therewith and proceeds thereof, less the payments or other distributions which, at the time of reference, shall have been made by the Trustee, as authorized herein, are referred to herein as the "Fund" and shall be held by the Trustee, IN TRUST, in accordance with the provisions of this Agreement. Except as otherwise expressly provided herein, this Trust shall be irrevocable and no part of the Fund shall revert, or be paid to, the Company.

     1.2 The Trustee shall hold, manage, invest and otherwise administer the Fund pursuant to the terms of this Agreement. The Trustee shall be responsible only for contributions actually received by the Trustee hereunder and the earnings on such contributions. The amount of each contribution by the Company to the Fund shall be determined in the sole discretion of the Company, and the Trustee and the Trustee's Agent shall have no duty or responsibility with respect thereto, except as otherwise expressly agreed to by the Trustee.

     1.3 The Trustee's Agent, as described herein, shall maintain in an equitable manner a separate Account for each Participant under each plan in which the Trustee shall keep a separate record of the share of such Participant under such plan in the Fund. The Company shall certify to the Trustee and the Trustee's Agent at the time of each contribution to the Fund the amount of such contribution being made in respect of each Participant under each plan. The Fund shall be revalued by the Trustee as of the last business day of each calendar year at current market values, as determined by the Trustee. Each Participant in each Plan or Beneficiary of such Participant with respect to whom an Account has been established shall receive from the Trustee's Agent an annual statement of the value of such Account as of the last business day of the calendar year.

                           ARTICLE II

     2.1 If, at any time while the Trust is still in existence, the Company becomes bankrupt or insolvent (as herein defined) the Trustee upon written notice and proper substantiation thereof shall pay or transfer to the Company, or the Company's estate in bankruptcy, all cash and other assets then held in the Fund, after deduction of the Trustee's fees and expenses and any other expenses of the Trust, including taxes accrued and unpaid at the time. The Company shall be considered to be bankrupt or insolvent only upon the entry of an order, judgment or decree under the Bankruptcy Act of the United
States or the bankruptcy laws of any state adjudicating the Company to be bankrupt or insolvent, regardless of whether such proceedings were initiated by the Company, its creditors or any third party. It is expressly understood by the parties hereto that this Article II is intended to subject any and all property held by the Trustee under this Agreement to the claims of creditors of the Company in the event the Company is adjudicated to be bankrupt or insolvent.

     2.2 The Company represents and agrees that the Trust established under this Agreement does not fund and is not intended to fund any or all of the Plan or any other employee benefit plan or program of the Company. The Trust is, and is intended to be, a depository arrangement with the Trustee for the setting aside of cash and other assets of the Company as and when the Company determines, in its sole discretion, for the meeting of part or all of its future retirement and death benefit obligations to some or all of the Participants and their Beneficiaries under the Plan. Contributions by the Company to the Trust shall be in amounts determined solely by the Company. The Company further represents that the Plan is a deferred compensation plan for a select group of management and highly compensated employees and as such is exempt from the application of the Employee Retirement Income Security Act of 1974 ("ERISA"), except for the disclosure requirements applicable to such plans for which the Company bears full responsibility as to compliance. The Company further represents that the Plan is not qualified under Section 401 of the United States Internal Revenue Code requirements and therefore is not subject to any of the Code requirements applicable to tax-qualified plans.

                          ARTICLE III

     3.1 By its acceptance of this Trust, the Trustee hereby agrees to the designation by the Company of Compass Financial Corporation as the Trustee's agent ("Trustee's Agent") under this Agreement. The Trustee shall have no responsibility for the performance of the duties of the Trustee's Agent.

     3.2 The "Executive Benefits Committee" of the Company for purposes hereof shall be the persons holding the positions with the Company of (1) President/ Chief Executive Officer, (2) any Vice President, (3) Secretary, (4) Treasurer,
(5) Chief Financial Officer and (6) Human Resources Director. In the event any person ceases to hold any of said positions with the Company, said person shall immediately cease to be a member of the Executive Benefits Committee. A person being elected or appointed to any of said positions with Company shall immediately become a member of the Executive Benefits Committee, and shall remain a member of the Executive Benefits Committee so long as such person remains in that position with the Company.

     3.3 The Trustee's Agent may resign at any time by delivery of written notice of resignation to the Trustee and the Company. Also, the Trustee's Agent may be removed by the Trustee at any time by delivery of written notice of such removal to the Trustee's Agent and the Company. Any such resignation or removal shall take effect as of a future date specified in the notice of same, which date shall not be earlier than the date 60 days after the day on which the notice is sent, or such earlier date as may be agreed to by the Trustee's Agent and the Trustee. Upon such resignation or removal, the Trustee shall appoint a successor Trustee's Agent. As soon as practicable after a Trustee's Agent has resigned or has been removed hereunder, it shall deliver to the successor Trustee's Agent all reports, records, documents and other written information in Trustee's Agent's possession regarding the Plan, the Fund and the Participants in the Plan, and thereupon shall be entitled to all unpaid fees, compensation and reimbursements to which it is entitled under this Agreement and shall be relieved of all responsibilities and duties under this Agreement.

     3.4 The Trustee's Agent shall maintain or cause to be maintained all the Plan Participant records contemplated by this Agreement. The Trustee's Agent shall also prepare and distribute Participant's statements which shall include income tax information, if that information is supplied to the Trustee's Agent by the Company or its delegate, with respect to payments to Participants and their Beneficiaries and shall perform such other duties and responsibilities as the Trustee determines is necessary or advisable to achieve the objectives of this Agreement. Any tax information applicable to a Participant or Beneficiary, including any required tax withholding, shall be supplied to the Trustee's Agent by the Company and the Trustee's Agent shall have no responsibilities for the accuracy of such information.

     3.5 Upon the establishment of this Trust, or as soon thereafter as practicable, the Company shall furnish to the Trustee's Agent copies of each plan and all the information necessary to determine the benefits payable to or with respect to each Participant in the Plan, including any benefits payable after the Participant's death and the recipient of same. The Company shall regularly, at least annually, or promptly on the request of the Trustee's Agent, furnish to the Trustee's Agent revised updated information including copies of any plan amendment. Based on the foregoing information the Trustee's Agent shall prepare an annual benefits statement with respect to each Participant and shall furnish a copy of the same to the Participant or his Beneficiary and to the Company. In the event the Company refuses or neglects to provide updated participant information as contemplated herein, the Trustee's Agent shall be entitled to rely upon the most recent information furnished to it by the Company. The Trustee's Agent has no responsibility to verify information provided to it by the Company.

     3.6 Upon the direction of the Company or upon the proper application of a Participant, or Beneficiary of a deceased Participant, the Trustee's Agent shall prepare a certification to the Trustee that a Participant's benefits under the Plan have become payable. Such certification shall include the amount of such benefits, the terms of payment, the amount of any taxes required to be withheld from such amount, if such information is supplied to the Trustee's Agent by the Company or its delegate, and the name, address and social security number of the recipient. Upon the receipt of such certified statement the Trustee shall commence cash distributions from the Trust Fund in accordance therewith to the person or persons so indicated and to the Company with respect to taxes required to be withheld, and the Trustee's Agent shall charge the payments against the Participant's or Beneficiary's benefits. The Trustee's Agent shall also furnish a copy of such certification to the Participant or to the Beneficiary of a deceased Participant. The Company shall have full responsibility for the payment of all withholding taxes to the appropriate taxing authority and shall furnish each Participant or Beneficiary with the appropriate tax information form evidencing such payment and the amount thereof.

     3.7 No further benefits shall be payable from the Fund with respect to any Participant from and after the date the Trustee's Agent determines that each Account of a Participant has been reduced to a zero balance; provided, however, no such determination shall eliminate the Company's remaining liability, if any, under the Plan with respect to such Participant. Upon the death of a Participant and the Beneficiary, if any, of any deceased Participant entitled to benefits under this Agreement, or in the event a Participant's rights under the terms of the Plan are forfeited, the Trustee's Agent shall thereupon prepare a certification to the Trustee and to the Company showing the balance,if any, remaining in such Participant's Account(s) and upon receipt of same, the Trustee's Agent shall reallocate the forfeited amount to the Account of other Participants and Beneficiaries. Any such allocation to an Account shall be made in the ratio that the balance in such Account bears to the balances in the Accounts of all Participants and Beneficiaries. The Trustee and the Trustee's Agent shall have no responsibility for determining whether any Participant or Beneficiary has died or whether any Participant's rights under the terms of the Plan have been forfeited and shall be entitled to rely upon information furnished by the Company.

     3.8 Nothing provided in this Agreement shall relieve the Company of its liabilities to pay the retirement benefits provided under the Plan except to the extent such liabilities are met by application of Fund assets. It is the intent of the Company to have each Account established hereunder treated as a separate account designed to satisfy in whole or in part the Company's legal liability under each Plan in respect of the Participant for whom such Account has been established and to have the balance in the Account of the last remaining Participant or Beneficiary under the Plan revert to the Company, but only after the Company's legal liability to such person has been met. The Company, therefore, agrees that all income, deductions and credits of each Account belong to it as owner for income tax purposes and will be included on the Company's income tax returns.

     3.9 Any benefit required to be paid out of the trust under the Supplemental Life Plan shall be limited to the amount of proceeds received on any policy of insurance held by the Trust on the life of the Participant whose death gave rise to the benefit payment.

                           ARTICLE IV
      4.1 The Company shall provide the Trustee's Agent with a certified copy of the Plan and all amendments thereto and of the resolutions of the Board of Directors of the Company approving the Plan and all amendments thereto, promptly upon their adoption. After the execution of this Agreement, the Company shall promptly file with the Trustee and the Trustee's Agent a certified list of the names and specimen signatures of the officers of the Company, the members of the Executive Benefits Committee and any person authorized to act for them. The Company shall promptly notify the Trustee and the Trustee's Agent of the addition or deletion of any person's name to or from such list, respectively. Until receipt by the Trustee and/or the Trustee's Agent of notice that any person is no longer authorized so to act, the Trustee or the Trustee's Agent may continue to rely on the authority of the person. All certifications, notices and directions by any such authorized person or persons to the Trustee or the Trustee's Agent shall be in writing signed by such person or persons. The Trustee and the Trustee's Agent may rely on such certification, notice or direction purporting to have been signed by or on behalf of such person or persons that the Trustee or the Trustee's Agent reasonably believes to have been signed thereby. The Trustee and the Trustee's Agent may rely on any certification, notice or direction of the Company that the Trustee or the Trustee's Agent reasonably believes to have been signed by a duly authorized officer or agent of the Company. The Trustee and the Trustee's Agent shall have no responsibility for acting in reliance upon any notification believed by the Trustee or the Trustee's Agent to have been so signed by a duly authorized officer or agent of the Company. The Company shall be responsible for keeping accurate books and records with respect to the employees of the Company, their compensation and their rights and interests in the Fund under the Plan.

     4.2 The Company shall make its contributions to the Trust in accordance with appropriate corporate actions and the Trustee shall have no responsibility with respect thereto, except to add such contributions to the Fund; provided that the Executive Benefits Committee under each plan my undertake on the behalf of the Participants such action as is necessary to compel the Company to meet its legal obligations under the Plan.

     4.3 The Company shall indemnify and hold harmless the Trustee, the Trustee's Agent, and members of the Executive Benefits Committee under the Plan for any liability or expenses, including without limitation reasonable attorney's fees, incurred by the Trustee, the Trustee's Agent or the Executive Benefits Committee under the Plan with respect to holding, managing, investing or otherwise administering the Trust and/or the Fund, other than by such person's or entity's negligence or willful misconduct.

                           ARTICLE V
     5.1 The Trustee and the Trustee's Agent shall not be liable in discharging their duties hereunder, including without limitation in the case of the Trustee its duty to invest and reinvest the Fund, if the Trustee and the Trustee's Agent act in good faith and in accordance with the terms of this Agreement and any applicable Federal or state laws, rules or regulations.

     5.2 Subject to investment guidelines agreed to in writing from time to time by the Company and the Trustee, the Trustee shall have the power in investing and reinvesting the Fund in its sole discretion:

          (a) To invest and reinvest in any property, real, personal or mixed, wherever situated and whether or not productive of income or consisting of wasting assets, including without limitation, common and preferred stocks, bonds, notes, debentures (including convertible stocks and securities but not including any stock or security of the Trustee, or any affiliate thereof), leaseholds, mortgages, certificates of deposit or demand or time deposits (including any such deposits with the Trustee), shares of investment companies and mutual funds, interests in partnerships and trusts, insurance policies and annuity contracts, and oil, mineral or gas properties, royalties, interests or rights, without being limited to the classes of property in which trustees are authorized to invest by any law or any rule of court of any state and without regard to the proportion any such property may bear to the entire amount of the Fund;

           (b) To invest and reinvest all or any portion of the Fund collectively through the medium of any common, collective or commingled trust fund that may be established and maintained by the Trustee for plans or programs which are not tax qualified, subject to the instrument or instruments establishing such trust fund or funds and with the terms of such instrument or instruments, as from time to time amended, being incorporated into this Agreement to the extent of the equitable share of the Fund in any such common collective or commingled trust fund;

          (c)  To retain any property at any time received by the Trustee;

          (d) To sell or exchange any property held by it at public or private sale, for cash or on credit, to grant and exercise options for the purchase or exchange thereof, to exercise all conversion or subscription rights pertaining to any such property and to enter into any covenant or agreement to purchase any property in the future;

          (e) To participate in any plan of reorganization, consolidation, merger, combination, liquidation or other similar plan relating to property held by the Trust and to consent to or oppose any such plan or any action thereunder or any contract, lease, mortgage, purchase, sale or other action by any person;

          (f) To deposit any property held by the Trustee with any protective, reorganization or similar committee, to delegate discretionary power thereto, and to pay part of the expenses and compensation thereof and any assessments levied with respect to any such property so deposited;

          (g) To extend the time of payment of any obligation held by the Trustee;

          (h) To hold uninvested any moneys received by the Trustee, without liability for interest thereon, until such moneys shall be invested, reinvested or disbursed;

          (i) To exercise all voting or other rights with respect to any property held by the Trustee and to grant proxies, discretionary or otherwise;

          (j) For the purposes of the Trust, to borrow money from others, to issue its promissory note or notes therefor, and to secure the repayment thereof by pledging any property held by the Trustee;

          (k) To manage, administer, operate, insure, repair, improve, develop, preserve, mortgage, lease or otherwise deal with, for any period, any real property or any oil, mineral or gas properties, royalties, interests or rights held by the Trustee directly or through any corporation or partnership, either alone or by joining with others, using other Trust assets for any such purposes, to modify, extend, renew, waive or otherwise adjust any provision of any such mortgage or lease and to make provision for amortization of the investment in or depreciation of the value of such property;

          (l) To employ suitable agents and counsel, who may be counsel to the Company or the Trustee, and to pay their reasonable expenses and compensation from the Fund to the extent not paid by the Company;

          (m) To cause any property held by the Trustee to be registered and held in the name of one or more nominees, with or without the addition of words indicating that such securities are held in a fiduciary capacity, and to hold securities in bearer form;

          (n) To settle, compromise or submit to arbitration any claims, debts or damages due or owing to or from the Trust, respectively, to commence or defend suits or legal proceedings to protect any interest of the Trust, and to represent the Trust in all suits or legal proceedings in any court or before any other body or tribunal; provided, however, that the Trustee shall not be required to take any such action unless the Trustee and the Trust shall have been indemnified by the Company to the Trustee's reasonable satisfaction against liability or expenses the Trust and the Trustee might incur therefrom;

          (o) To organize under the laws of any state a corporation or trust for the purpose of acquiring and holding title to any property which the Trust is authorized to acquire hereunder and to exercise with respect thereto any or all of the powers set forth herein;

          (p) To pay premiums on any insurance policy, or annuity policy, at the direction of the Executive Benefits Committee under the Plan, in order to safeguard the benefits payable to the Participant and Beneficiary under the Plan or to borrow against the cash value of any insurance or annuity policy or policies held by the Trustee, only if the Trustee is directed to do so by the Executive Benefits Committee under the Plan;

          (q) To change the insured individual of any insurance policy held by the Trustee, if the insured ceases to be entitled to benefits under the Plan, to another employee entitled to benefits under the Plan, as directed by the Executive Benefits Committee under the Plan;

          (r) To change the terms of any policies of insurance, as directed by the Executive Benefits Committee under the Plan and as agreed to by the insurance carrier; and

          (s) Generally, to do all acts, whether or not expressly authorized, that the Trustee may deem necessary or desirable for the protection of the Fund.

     5.3 No person dealing with the Trustee shall be under any obligation to see to the proper application of any money paid or property delivered to the Trustee or to inquire into the Trustee's authority as to any transaction.

     5.4 The Trustee shall distribute cash or property from the Fund in accordance with Article III hereof. The Trustee may make any distribution required hereunder by mailing a check for the specified amount, or delivering the specified property, to the person to whom such distribution or payment is to be made, at such address as may have been last furnished to the Trustee, or if no such address shall have been so furnished, to such person in care of the Company, or (if so directed by the Company) by crediting the account of such person or by transferring funds to such person's account by bank or wire transfer.

     5.5 If any life insurance premiums cannot be paid from the Fund, the Trustee shall elect the policy option which, in the written opinion of the insurance company issuing such policy, is the policy option which will extend the current amount of life insurance protection for the longest period.

     5.6 If at any time there is no person authorized to act under this Agreement on behalf of the Company, the Board of Directors of the Company shall have the authority to act hereunder.

     5.7 Notwithstanding any other contrary provision, any shares of stock of the Company held by the Trustee may be sold only pursuant to the written direction of the Executive Benefits Committee under the Plan.

                           ARTICLE VI
     6.1 The Company shall pay any Federal, state and local taxes on the Fund, or any part thereof, and on the income therefrom.

     6.2 The Trustee shall not be entitled to compensation and fees for his services under this Agreement. The Trustee's Agent shall be entitled to such compensation for its services under this Agreement as is agreeable to the Company, the Trustee and the Trustee's Agent. Such expenses and compensation shall be a charge on the Fund. Such compensation, fees and reimbursement for expenses and liability described in Section 4.3 above, shall be paid to the Trustee or the Trustee's Agent by the Company directly; but if the Company shall fail to do so, the Trustee shall be entitled to withdraw all amounts to which it is entitled from the Fund, to the extent the Fund is sufficient, and to the extent the Fund is not sufficient, the additional amounts due shall constitute a lien against the Fund. If the Trustee is paid from the Fund, the Company shall reimburse the Fund for any such payments.

                          ARTICLE VII
     7.1 The Trustee shall maintain records with respect to the Fund that show all the Trustee's receipts and disbursements hereunder. The records of the Trustee with respect to the Fund shall be open to inspection by the Company and Plan Participants, or their representatives, at all reasonable times during normal business hours and may be audited not more frequently than once each fiscal year by an independent certified public accountant engaged by the Company.

     7.2 Within a reasonable time after the close of each fiscal year of the Company (or, in the Trustee's discretion, at more frequent intervals), or of any termination of the duties of the Trustee hereunder, the Trustee shall prepare and deliver to the Company and the Trustee's Agent a statement of transactions reflecting Trustee's acts and transactions as Trustee during such fiscal year, portion thereof or during such period from the close of the last fiscal year or last statement period to the termination of the Trustee's duties, respectively, including a statement of the then current value of the Fund. Any such statement shall be deemed an account stated and accepted and approved by the Company, and the Trustee shall be relieved and discharged, as if such account had been settled and allowed by a judgment or decree of a court or competent jurisdiction, unless protested by written notice to the Trustee within sixty (60) days of receipt thereof by the Company. The Trustee shall have the right to apply at any time to a court of competent jurisdiction for judicial settlement of any account of the Trustee not previously settled as herein provided or for the determination of any question of construction or for instructions. In any such action or proceeding it shall be necessary to join as parties only the Trustee and the Company (although the Trustee may also join such other parties as the Trustee may deem appropriate), and any judgment or decree entered therein shall be conclusive.

                          ARTICLE VIII
     8.1 The Trustee may resign at any time by delivering written notice thereof to the Company; provided, however, that no such resignation shall take effect until the earlier of (i) thirty (30) days from the date of delivery of such notice to the Company or (ii) the appointment of a successor trustee.

     8.2 The Trustee may be removed at any time by the Company, pursuant to a resolution of the Board of Directors of the Company, upon delivery to the Trustee of a certified copy of such resolution and thirty (30) days written notice, unless such notice period is waived in whole or in part by the Trustee, of (i) such removal and (ii) the appointment of a successor trustee.

     8.3 Upon the resignation or removal of the Trustee, a successor trustee shall be appointed by the Company. Such appointment shall take effect upon the delivery to the Trustee of (a) a written appointment of such successor trustee, duly executed by the Company, and (b) a written acceptance by such successor trustee, duly executed thereby. Any successor trustee shall have all the rights, powers and duties granted the Trustee hereunder.

     8.4 If, within thirty (30) days of the delivery of the Trustee's written notice of resignation, a successor trustee shall not have been appointed, the Trustee may apply to any court of competent jurisdiction for the appointment of a successor trustee.

     8.5 Upon the resignation or removal of the Trustee and the appointment of a successor trustee, and after the acceptance and approval of the Trustee's account, the Trustee shall transfer and deliver the Fund to such successor.

                           ARTICLE IX
     9.1 The Trust may be terminated at any time by the Company, pursuant to a resolution of the Board of Directors thereof, with the written consent of a majority of the then Plan Participants (excluding beneficiaries), upon delivery to the Trustee of a certified copy of such resolution and a written instrument of termination duly executed and acknowledged in the same form as this Agreement, together with a certification, in such form as the Trustee may require, that the consent of Plan Participants has been obtained. However, the Trust may not be terminated and no distributions other than normal benefit payments may be made in the event that any bankruptcy or other judicial proceeding is pending that could result in the Company being determined bankrupt or insolvent within the meaning of Article 2.1.

     9.2 Upon the termination of the Trust, the Trustee shall, after the acceptance and approval of its account, distribute in accordance with the written directions of the Trustee's Agent the amount to the credit of each Account in the Fund to the Plan Participants or, if any Participant is dead or incompetent, to his Beneficiary; provided, however, that after satisfaction of all liabilities with respect to all Participants in the Plan and their Beneficiaries as certified to by the Trustee's Agent, the Trustee shall distribute the Fund to the Company upon its written direction. Upon completing such distribution, the Trustee shall be relieved and discharged. The powers of the Trustee shall continue as long as any part of the Fund remains in its possession.

                           ARTICLE X

     10.1 This Agreement may be amended, in whole or in part, at any time and from time to time, by the Company, pursuant to a resolution of the Board of Directors thereof, by delivery to the Trustee of a certified copy of such resolution and a written instrument duly executed and acknowledged in the form as this Agreement, except that the duties and responsibilities of the Trustee shall not be increased without the Trustee's written consent; provided, however, any such amendment adversely affecting any benefit due a Participant or his Beneficiary, or the procedures for distribution thereof, shall not become effective unless such Participant or Beneficiary consents thereto in writing.

                           ARTICLE XI

     11.1 This Agreement shall be construed and interpreted under, and the Trust hereby created shall be governed by, the laws of the state of Indiana, insofar as such laws do not contravene any applicable Federal laws, rules or regulations.

     11.2 Neither the gender nor the number (singular or plural) of any word shall be construed to exclude gender or number when a different gender or number would be appropriate.

     11.3 No right or interest of any Participant under any Plan under the Trust shall be transferable or shall be subject to alienation, anticipation or encumbrance, and no right or interest of any Participant or Beneficiary in any such Plan shall be subject to any garnishment, attachment or execution. Notwithstanding anything to the contrary, the Fund shall at all times remain subject to claims of creditors of the Company in the event the Company is adjudicated to be bankrupt or insolvent as provided herein.

     11.4 The Company agrees that by the establishment of this Trust it hereby foregoes any judicial review certification by the Trustee's Agent as to the benefit payable to any persons hereunder. If a dispute arises as to the amounts or timing of any such benefits or the persons entitled thereto under the Plan or this Agreement, the Company agrees that such dispute shall be resolved by binding arbitration proceedings initiated in Elkhart, Indiana , in accordance with the rules of the American Arbitration Association, and that the results of such proceedings shall be conclusive and shall not be subject to judicial review. It is expressly understood that pending the resolution of any such dispute, payment of benefits shall be made and continued by the Trustee in accordance with the certification of the Trustee's Agent and that the Trustee and the Trustee's Agent shall have no liability with respect to such payments. The Company also agrees to pay the entire cost of any arbitration or legal proceeding initiated by it or by the Trustee's Agent or by any Plan Participant or Beneficiary, including the legal fees of the Trustee and the Trustee's Agent, regardless of the outcome of any such proceeding, and until so paid the expenses thereof shall be a charge on and lien against the Fund.

     11.5 This Agreement shall be binding upon and inure to the benefit of any successor to the Company or business as the result or merger, consolidation, reorganization, transfer of assets or otherwise and any subsequent successor thereto. In the event of any such merger, consolidation, reorganization, transfer of assets or other similar transaction, the successor to the Company or its business or any subsequent successor thereto shall promptly notify the Trustee in writing of its successorship and furnish the Trustee and the Trustee's Agent with the information specified in Section 4.1 of this Agreement. In no event shall any such transaction described herein suspend or delay the rights of Plan Participants or the Beneficiaries of deceased participants to received benefits hereunder.

     11.6 This Agreement may be executed in any number of counterparts, each of which shall be deemed to an original, but all of which shall together constitute only one Agreement.

     11.7 Notwithstanding any other provision of this Agreement, the Trustee shall automatically and immediately terminate the Trust and distribute the Fund to the Participants in the amount of their respective Account(s), upon the occurrence of any one or more of the following events:

               (a) any of the Company's usual lines of credit become terminated, accelerated and/or unavailable and cannot be replaced within 120 days;

               (b)  the Company's debt to net worth ratio exceeds 3:1;

               (c) there is a hostile takeover that results in a change in more than five (5) of the seats on the board of directors of the Company during any twelve (12) month period; or

               (d) the majority of the Executive Benefits Committee agree that certain situations exist or actions have been taken that jeopardize the continuance of the Plan.


                        (signatures on following page)


     IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed in Elkhart, Indiana, on the day and year first above written.

                                   "COMPANY"

                                   Miller Building Systems, Inc.


                                   By: \Edward C. Craig
                                       Edward C. Craig



                                   "TRUSTEE"


                                   \Thomas J. Martini
                                   Thomas J. Martini